LOAN AGREEMENT II



     Agreement, made as of March 16, 2004 between Richard Strain with an address at 329 Manchester Road, Poughkeepsie, New York 12603 (the "Lender") and Nathaniel Energy Corporation, a Delaware company with its business address at 8001 South InterPort Blvd., Englewood, Colorado 80112 (the "Borrower").

     WHEREAS, the Lender and the Borrower desire to memorialize certain conditions that effect the following:

         1.  The loan set forth herein
         2.  Loan Agreement dated October 3, 2003, between Lender and Borrower
         3.  Promissory Note dated October 3, 2003, between Lender and Borrower

     Hereinafter, in this Loan Agreement II document, the above mentioned October 3, 2003 loan agreements and Promissory Note and this Loan Agreement II shall be collectively referred to as "Three Strain Debt Agreements".

     WHEREAS,   the  Lender  and  the  Borrower  desire  to  collateralize   the
aforementioned Three Strain Debt Agreements, between Lender and Borrower.

     WHEREAS, the Lender and the Borrower agree to a fixed conversion price and registration right of the aforementioned Three Strain Debt Agreements, between Lender and Borrower.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Lender shall loan to the Borrower $2,000,000 pursuant to the terms of a Promissory Note of even date March 16, 2004 in the form and substance mutually acceptable by the Lender and Borrower.

2. The Borrower grants to the Lender a security interest in, and the Lender shall have a first lien on, all assets of the Borrower and all Borrower's subsidiaries, which shall include, but not be limited to accounts receivable, inventory, equipment and general intangibles. The Borrower will also pledge the shares of its subsidiaries, (collectively the "Collateral").

3. The Borrower hereby authorizes the Lender to file UCC-1 financing statements covering the Collateral naming the Lender as secured party and the Borrower as the debtor simultaneous with the closing hereof, in all appropriate jurisdictions, together with any amendments, modifications and substitutions thereto to secure the obligations of the Borrower to the Lender contained herein and the cost, if any, incurred in collecting such obligations.

4. The Lender shall have the right, at any time, upon written notice to the Borrower, to convert all, or any portion of the outstanding indebtness under the Three Strain Debt Agreements into shares of the Borrowers common stock. The conversion price therefore will be equal to 103% of the average closing price of the Borrowers common stock for the 5 trading days prior to the date hereof. The terms and condition of that certain conversion agreement dated October 3, 2003 between Borrower and the Lender, other than the conversion price set forth therein, are hereby incorporated by reference into this Agreement and made a part hereof (including, without limitation the miscellaneous section thereof), with respect to the terms and mechanisms of the conversion hereunder.

5. The Borrower will file a registration statement for the Borrowers common stock into which all of the debt in the Three Strain Debt Agreements are convertible, with the SEC within 120 days of funding and will have the registration declared effective within 180 days of funding. The terms and conditions of sections 1 through 9 of that certain Registration Rights Agreement dated October 3, 2003 between the Borrower, the Lender and/or any designees of the Lender, are hereby incorporated by reference in this Agreement and made a part hereof, except that in the event that there is a conflict between the first sentence of this section 5 and the terms of the Registration Rights Agreement incorporated herein, the terms of the first sentence of this section 5 will govern.

     IN WITNESS WHEREOF the parties have caused this agreement to be executed by their proper officers and by having their seals affixed on the day and year first above written.




                                   Lender
                                   ------


                                   /s/ Richard Strain
                                   --------------------
                                   RICHARD STRAIN


                                   Borrower
                                   --------

                                   NATHANIEL ENERGY CORPORATION


                                   By:  /s/ Stan Abrams
                                       ------------------

                                   Name:  Stan Abrams
                                         -------------

                                   Title: CEO/President
                                         --------------